UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2022

Infinite Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Sully’s Trail, Suite 202, Pittsford, New York	14534
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 385-0610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 8, 2022, Infinite Group, Inc. (the “Company”), as borrower, entered into a financing arrangement (the “Loan Agreement”) with Celtic Bank (the “Lender”), a Utah corporation. Pursuant to the Loan Agreement, the Lender agreed to lend the Company $139,400.00 with a one-time fixed loan fee of $11,152.00 for a total obligation of $150,552.00. Under the terms of the Loan Agreement, payments are due beginning August 15, 2022, and shall consist of 25% of the Company’s receivables processed through Stripe, Inc.’s payment processing platform and then due and owing to the Company or $16,728.00 over a sixty day period, whichever is higher. Subsequent payments shall also consist of 25% of the Company’s receivables processed through Stripe, Inc.’s payment processing platform and then due and owing to the Company or $16,728.00 over a sixty day period, whichever is higher, with the final payment due on February 6, 2024. The Loan is subject to customary events of default. No material relationship exists between the Company or its affiliates and Lender, other than in respect to the processing of credit card payments through Stripe, Inc.‘s payment processing platform, and the Loan Agreement.

The foregoing summary of the Loan Agreement is qualified in its entirety by reference to Loan Agreement which is attached as Exhibit 10.1 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 1.01 with respect to the Loan Agreement is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 9.01. Financial Statements and Exhibits

       (d) Exhibits

Exhibit Number	Description

10.1	Loan Agreement between the Company and Celtic Bank dated August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * * *

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2022		INFINITE GROUP, INC.

	By:	/s/ James Villa
James Villa Chief Executive Officer

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